SCHEDULE 14A INFORMATION


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


Q2 1988

[Washington Mutual Logo]            WASHINGTON MUTUAL



Slide 1

FORWARD-LOOKING INFORMATION

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Washington Mutual, Inc. and its subsidiaries constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in Form 10-K for the year ending December 31, 1997, and the Registration Statement on Form S-4, as amended, reg. no. 333-52785.


Slide 2

WAMU PROFILE

Mission: To Be One of the Nation's Premier Financial Services Companies

Businesses:       Consumer Banking
                  Financial Services
                  Mortgage Lending
                  Business and Commercial Real Estate
                  Consumer Finance

Size:             $103.4 Billion in Assets
                  Nation's Largest Savings Institution
                  Nation's 11th Largest Bank


Slide 3

WAMU PROFILE

         Key Strategies


         Expand Businesses through Internal Growth and Acquisitions Maintain a High Quality Balance Sheet
         Improve Operating Efficiency
         Limit Sensitivity to Interest Rate Movements



Slide 4

WAMU PROFILE

         Five-Year Financial Targets:       1995-2000
                                                                  Results
                                                Target            6/30/98

ROCE                                           >18.00%           19.99%(a)
EPS Growth                                     >15.00            30.36(a)(b)
Operating Efficiency                           <50.00            46.98(a)(c)

NPA/Total Assets                                <1.00             0.74
Common Equity/Assets                            >5.00             5.40
WAMU Return/S&P 500                           >100.00

     (a) Results based on YTD earnings from operations which equal reported earnings less transaction-related expenses (b) Increase in earnings from operations from Q2 1997 to Q2 1998 (c) Excludes amortization of intangible assets



Slide 5

CONSUMER BANKING

         Distribution Network

     [Distribution sites marked in stars on maps of California, Washington, Oregon, other West Coast states and Florida]

                                                     Deposits          Deposit
State                      Branches(a)               ($B)(b)           Share(b)

California                 366                     $30.1                8.3%
Washington                 173                       7.7               14.5%
Florida                    118                       6.3                3.7%
Oregon                      74                       2.0                7.6%
Other States                44                       n/a                 n/a


     (a) Branch count as of 6/30/98

     (b) Interest bearing deposits, exclusive of government deposits, as of December 31, 1997

Slide 6

CONSUMER BANKING

         Broad Product Line


Deposit Products                            Financial Services
         Transaction Accounts                      Mutual Funds
         Time Deposits                             Annuities
                                                   Securities Brokerage
Consumer Loan Products                             Credit Insurance
         Home Equity
         Unsecured Lines                    Business Banking Products
         Manufactured Housing                      Lines of Credit
         Auto/Other                                Transaction Documents

Mortgage Lending
         Single-Family ARMs
         Single-Family Fixed





Slide 7

CONSUMER BANKING

         Customer Acquisition/Cross-Selling Strategy

Strategies

Offer Competitive Consumer-Oriented Products

  Employ Aggressive Marketing Techniques
  Increase Customer Contact Through Multiple Delivery Channels
  Cross-Sell Customers
  Utilize State of the Art Technology

Results
  Increase in Housholds Served
  Increase in Checking Accounts
  Increase in Fee Income
  Increase in Consumer Loan Originations



Slide 8

CONSUMER BANKING

         Distribution Network - As of 6/30/98

                           Northwest        CA        FL                Total

Traditional Branches       190              350       118               658

In-Store Branches
and Other                  101              16        --                117

ATMs                       349              491       188               1,028

*Includes Washington, Oregon, Idaho, Montana and Utah




Slide 9

CONSUMER BANKING

         Retail Checking Accounts

[Bar Graph]

(In Thousands)
                  Southwest/
                  Southeast (a)     Northwest(b)     Total          Households

1995              489               1,694            2,183             3,696
1996              608               1,726            2,334             3,736
1997              766               1,755            2,521             3,752
6/30/98           833               1,888            2,721             3,847(c)

CAGR 1994-1997
         NW:  24.8%  SW/SE:  1.5%

% Change 1/1/98 - 6/30/98
         NW:  8.7%  SW/SE:  7.6%

     (a) Southwest/Southeast refers to the operations of Washington Mutual Bank, FA (California and Florida)

     (b) Northwest refers to the combined operations of Washington Mutual Bank and Washington Mutual Bank fsb (Washington , Oregon, Idaho, Montana and Utah)

     (c) Household data presented is for 5/31/98


Slide 10

CONSUMER BANKING

         Net New Checking Accounts - Northwest

[Bar Graph]

1995                         95,202
1996                       119,318*
1997                       158,026*
YTD 6/30/98                  67,076

*  Includes 8,751 acquired accounts in 1997 and 2,353 in 1996

Slide 11

CONSUMER BANKING

         Net New Checking Accounts - Southwest/Southeast

                                         % Net New
                   Southeast/             Checking
                   Southewest             Accounts:
                   Combined       Southwest        Southeast

Q1 1997           (14,964)
Q2 1997           (24,873)
Q3 1997           (28,693
Q4 1997            97,941           66%              34%
Q1 1998            87,445           57%              43%
Q2 1998            45,468           72%              28%

Slide 12

CONSUMER BANKING

         Depositor and Other Retail Banking Fee Income

[Bar Graph]

(Dollars in Millions)
                                            Southwest/
                           Northwest        Southeast         Total

1995                        $57.5           $176.4            $233.9
1996                        $77.3           $205.2            $282.5
1997                       $112.0           $253.9            $365.9
YTD 6/3097                  $48.0           $127.0            $175.0
YTD 6/30/98                 $71.2           $126.8            $198.0

CAGR 1994-1997 -
         NW: 57.8%         SW/SE: 17.3%

% Change Q2 1997 - Q2 1998 -
         NW: 48.4%         SW/SE: (.17%)

     (a) Southwest/Southeast refers to the operations of Washington Mutual Bank, FA (California and Florida)

     (b) Northwest refers to the combined operations of Washington Mutual Bank and Washington Mutual Bank fsb (Washington , Oregon, Idaho, Montana and Utah)

Slide 13

CONSUMER BANKING

         Consumer Lending*

[Bar Graph]

(Dollars in Millions)
                                            Southwest/
                           Northwest        Southeast         Total

1995                       $968.0           $312.0           $1,280.0
1996                       $1,268.3         $336.3           $1,604.6
1997                       $1,506.1         $646.8           $2,152.9
YTD 6/3097                   $760.7         $315.7           $1,076.4
YTD 6/30/98                  $654.8         $417.9           $1,072.7

CAGR 1994-1997 -
         NW:  14.7%        SW/SE: 26.7%

% Change Q2 1997 - Q2 1998 -
         NW:  (13.9%)      SW/SE:  32.4%

     * Consumer loan originations, not including SFR loans or loans originated through the Company's consumer finance subsidiaries


Slide 14

FINANCIAL SERVICES PRODUCTS

         Distribution Network

Financial Consultants               329
Mutual Funds as of 6/30/98        $4.7B

     [Map  of  network  distribution  locations  in  Florida,   Montana,  Idaho,
Washington, Oregon, California, Nevada and Utah]


Slide 15

MORTGAGE LENDING

         Distribution Network

[Map of United States with certain states highlighted]

States                      29
Lending Offices            489



Slide 16

MORTGAGE LENDING

         Mortgage Origination Market Share - YTD 4/30/98

[Bar Graph]

                  Washington                Oregon                  California

WAMU             16.69%                     12.83%                    5.45%
NOB               5.80%                      4.40%
BAC               3.93%                      4.39%                    8.06%
Countrywide                                                           5.49%

     Source: RMS Information Services (Washington and Oregon); Experian Information Solutions Inc. (California)



Slide 17

MORTGAGE LENDING

         Operations - Home Loan Center Channel*

"All-in" basis point cost per loan origination

[Bar Graph]


               Northwest                        Southwest/Southeast
Q1 1997           130                                264
Q2 1997           116                                191
Q3 1997           123                                189
Q4 1997           123                                167
Q1 1998           117                                171

     *Home loan centers account for 46% of all originations in the first quarter of 1998



Slide 18

MORTGAGE LENDING

         SFR Mortgage Loan Originations

[Bar Graph]

(Dollars in Billions)

                  ARMs                      Fixed             Combined

1995              $10.4                     $3.6              $14.0
1996              $11.1                     $4.9              $16.0
1997              $15.2                     $6.8              $22.0
YTD 6/30/97       $7.3                      $2.8              $10.1
YTD 6/30/98       $7.4                      $8.1              $15.5




Slide 19

MORTGAGE LENDING

         SFR Loan Principal Paydowns

                                                     Annualized Principal Paydowns
                                             -------------------------------------------------------

                                            Quarter                     Month Ended          Quarter
                           % of             Ended             -------------------------      Ended
Category                Portfolio           3/31/98           4/30/98  5/31/98  6/30/98      6/30/98
Short-Term ARMs
  Payment Capped           61%              17.5%            22.8%      24.3%    25.2%        24.1%
  Rate Capped               9%              31.7%            34.4%      41.1%    40.5%        38.7%
Medium-Term ARMs           12%              22.7%            25.9%      23.3%    22.9%        24.9%
Fixed-Rate Mortgages       18%              15.2%            17.9%      15.8%    17.8%        17.1%

Average for the Period    100%              19.0%            23.5%      24.2%    25.0%        24.2%


Slide 20

MORTGAGE LENDING

         Credit Quality - Improving Trends

         NPAs Declining
         Reduced REO Levels
         Increasing Recoveries from Sales of REO



Slide 21

Mortgage Lending

         Credit Quality - SFR Loan Nonaccrual By Region

Percentage as of 6/30/98

[Bar Graph]

                  WAMU             Market

California        0.79              1.07
Northwest         0.32              0.49
Northeast         0.95              1.17
Florida           0.83              1.25
Other             0.60              0.81


Source:  Mortgage Information Corp. Database 5/98 (market data)




Slide 22

BUSINESS AND COMMERCIAL REAL ESTATE LENDING

         Total Loans Outstanding

[Bar Graph]

Dollars in Millions
                                     Other
                    Commercial     Commercial
                     Business     Real Estate    Apartments      Total

12/31/95             $180           $2,396        $4,071         $6,647
12/31/96             $340           $2,440        $4,048         $6,828
12/31/97             $772           $2,426        $4,188         $7,386
6/30/98              $921           $2,374        $4,089         $7,384



Annual Growth Rate:        2.7% on 12/31/96
                           8.2% on 12/31/97




Slide 23

CONSUMER FINANCE

         National Franchise

[Map of United States with states of locations highlighted.]

Locations                           509
Assets as of 6/30/98                2.5B
1997 Net Income            45.5M
YTD 1998 Net Income                 $26.32M




Slide 24

FINANCIAL PERFORMANCE

         Net Income(a)



[Bar Graph]

(Dollars in Millions)

                           Reported Earnings[lt.shade]        Total
1995                       $550.9                                                  $1.44
1996                       $230.1                    $413.7       $643.8 (b)       $0.54/$1.70
1997                       $481.8                    $388.1       $869.9 (b)       $1.24/$2.29
YTD 6/30/97                $370.8                     $43.3       $414.1 (b)       $0.99/$1.09
YTD 6/30/98                $517.7                     $20.5       $538.2 (b)       $1.37/$1.42

(a)      EPS figures adjusted for 3-for-2 stock split distributed 6/1/98
(b) Excludes SAIF assessment, transaction-related expenses and increase in credit provision in connection with acquisitions, which are shown in the lighter shade on the bar graph.

Slide 25

FINANCIAL PERFORMANCE

         Net Interest Income

[Bar Graph]

(Dollars in Millions)

                           Net Interest Income      Net Interest Margin*

1995                       $2,298.4                  2.88%
1996                       $2,572.9                  3.11%
1997                       $2,656.5                  3.01%
YTD 6/30/97                $1,312.9                  3.04%
YTD 6/30/98                $1,439.3                  2.93%

*Calculation of net interest margin has been revised to exclude the loan loss reserve from average interest-earning assets




Slide 26

FINANCIAL PERFORMANCE

         Operating Efficiency



[Bar Graph]

         (Dollars in Millions)

OTHER EXPENSES

                  Other                                                                    Efficiency
                  Expenses             See (b) below       See (a) below   Total           Ratio (c)
1995                 $1,732.3             $2.0 (b)         $68.6 (a)      $1,802.9             59.7%
1996                 $1,892.5           $470.7 (b)         $65.4 (a)      $2,428.6             58.6%
1997                 $1,766.9           $431.1 (b)         $63.6 (a)      $2,261.6             50.9%
YTD 6/30/97            $877.9            $58.0 (b)         $31.4 (a)        $967.3             52.0%
YTD 6/30/98            $884.8            $33.1 (b)         $27.0 (a)        $944.9             47.0%

     (a) Goodwill amortization

     (b) SAIF assessment, transaction-related expenses and increase in credit provision in connection with acquisitions

     (c) Ratio calculated as Total Other Expense, excluding (a) and (b) above, divided by Net Interest Income and Total Other Income

Slide 27

FINANCIAL PERFORMANCE

         Nonperforming Assets

[Bar Graph]
                                    NPAs                      NPA/Assets

1995                               $991.6                     1.14%
1996                               $805.1                     0.92%
1997                               $806.6                     0.83%
6/30/98                            $768.6                     0.74%


Slide 28

FINANCIAL PERFORMANCE

         Reserve for Loan Losses

[Bar Graph]

                           LLRs                      LLR/Nonaccrual Loans (b)

1995                       $598.1                    85%
1996                       $677.1                    118%              120% (a)
1997                       $670.5                    112%              119% (a)
6/30/98                    $684.4                    116%              124% (a)

(a) Coverage for losses on these obligations is provided through adjustment to the balance of mortgage backed securities or contingent liabilities. The total "loss coverage" ratio includes these adjustments, along with the reserve for loan losses.

(b) Nonaccrual loans include loans that have been securitized, for which the company retains the credit risk.

Slide 29

FINANCIAL PERFORMANCE

         Total Capitalization

[Bar Graph]

(Dollars in Millions)

                                                                                                          Common
                                                                                                          Equity/
                                                                                                          Total
                  Common          Preferred        Trust Preferred            Senior Debt        Total    Assets
1995              $4,812            $632*            $100                       $1,186           $6,730   5.56%
1996              $4,710            $283             $100                       $1,175           $6,268   5.39%
1997              $5,191            $118             $800                       $822             $6,931   5.35%
6/30/98           $5,587             $49             $800                       $822             $7,258   5.40%


* Includes $80 million of preferred stock issued by second-tier holding company

Slide 30

SUCCESSFUL GROWTH THROUGH ACQUISITIONS

Acquired          Institution                Assets           Branches
                                            (In Millions)

1988-92           10 Acquisitions           $2,041.2           84
1993              Pioneer*                  926.5              17
1993              Pacific First             5,861.3            129
1994-96           6 Acquisitions            1,674.4            66
1996              American*                 21,893.5           224
1997              United Western            404.1              16
1997              Great Western*            43,769.8           636
Pending           H.F. Ahmanson*            52,511.2           529

*Pooling transaction




Slide 31

SUCCESSFUL GROWTH THROUGH ACQUISITIONS

         Acquisition Criteria

         Accretive to Earnings Per Share
         Consistent with Business Strategy
         No Undue Operational Risks
         Capital and Asset Quality Remain Strong




Slide 32

SUCCESSFUL GROWTH THROUGH ACQUISITIONS


[Two maps of United States, with certain states highlighted]


                  12/31/87                             6/30/98

Assets             $5.7 bn             Assets        $ 103.4 bn
Equity             316.9 mm            Equity            5.6 bn
Stock Price(a)     $4.19               Stock Price(b)    $43.44
Market Cap         211.9 mm            Market Cap         16.3 bn

     (a) Adjusted for 50% stock dividends in 1992 and 1993 and 3-for-2 stock split distributed 6/1/98

     (b) Adjusted for 3-for-2 stock split distributed 6/1/98




Slide 33

STOCK MARKET OUTPERFORMANCE

         Dividends Paid to Shareholders*

[Line Graph]

1986              $0.07
1987              $0.09
1988              $0.11
1989              $0.11
1990              $0.13
1991              $0.15
1992              $0.22
1993              $0.33
1994              $0.47
1995              $0.51
1996              $0.60
1997              $0.71
Q1 1998           $0.77
Q2 1998           $0.80
Q3 1998           $0.83

     (a) Coverage for losses on these obligations is provided through adjustment to the balance of mortgage backed securities or contingent liabilities. The total "loss coverage" ratio includes these adjustments, along with the reserve for loan losses.

     (b) Nonaccrual loans include loans that have been securitized, for which the company retains the credit risk.


Slide 34

STOCK MARKET OUTPERFORMANCE

         Cumulative Total Return Comparison*
         (Assumes reinvestment of dividends)

[Line Graph]
                         WAMU     S&P 500 Index             S&P Financial Index


12/83                $  106.00        $  111.35                  $   99.18
12/84                    92.99           118.28                     108.49
12/85                   137.02           156.70                     154.64
12/86                   281.20           184.69                     167.02
12/87                   263.99           194.26                     139.02
12/88                   268.61           226.31                     164.23
12/89                   365.43           297.80                     217.79
12/90                   245.10           288.51                     171.14
12/91                   698.89           376.04                     257.65
12/92                 1,066.19           404.66                     317.68
12/93                 1,172.34           445.45                     352.94
12/94                   848.84           451.33                     340.45
12/95                 1,505.11           620.93                     524.37
12/96                 2,318.95           763.50                     708.78
12/97                 3,477.91         1,018.22                   1,049.76
6/98                  3,582.55         1,198.57                   1,218.95


Source:  Standard & Poor's Compustat

* $100 invested 3/83

Slide 35

STOCK MARKET OUTPERFORMANCE

         Total Annual Return Peer Comparison  (4/1/90 - 6/30/98)


USB               36.1%
WAMU     34.0%
NOB               31.6%
CMB               30.8%
FTU               30.4%
CCI               28.7%
BAC               28.4%
WFC               26.0%
KEY               24.6%
NB                22.1%
ONE               20.7%
GDW               18.8%
SPX               18.8%


Source:  Bloomberg


Slide 36

[LOGO OF WASHINGTON MUTUAL]











Slide 37